Exhibit 10.2

LICENSE AND DEVELOPMENT AGREEMENT
THIS LICENSE AND DEVELOPMENT AGREEMENT (the “Agreement”) is dated as of February 17, 2019 (the “Effective Date”) by and between EXICURE, INC., a Delaware corporation with an address of 8045 Lamon Avenue, Suite 410, Skokie, IL 60077 (“Exicure”), and DERMELIX, LLC, d/b/a Dermelix Biotherapeutics, a Delaware corporation with an address of 275 7th Avenue, Suite 710, New York, NY 10011 (“Dermelix”).
BACKGROUND
WHEREAS, Exicure is a clinical stage biotechnology company developing a new class of immunomodulatory and gene regulating drugs based on its proprietary spherical nucleic acid (“SNA”) technology;
WHEREAS, Dermelix is engaged in the development of pharmaceutical products to treat rare pediatric diseases, and Dermelix is interested in developing and commercializing products utilizing Exicure’s SNA technology for certain indications within the orphan dermatology field;
WHEREAS, Dermelix desires to license from Exicure and Exicure wishes to license to Dermelix, on an exclusive basis, the right to commercialize products for certain indications within the orphan dermatology field that utilize Exicure’s SNA technology.
NOW, THEREFORE, in consideration of the various promises and undertakings set forth herein, the parties agree as follows:
ARTICLE 1 – DEFINITIONS
Unless otherwise specifically provided herein, the following terms will have the following meanings:
1.1    “Action” has the meaning set forth in Section 5.4(b).
1.2    “Additional Indication” means any Indication within the Field that is not the Primary Indication and for which Dermelix has exercised one of its Option Rights to Develop Licensed Products under Section 2.4 or Section 2.5, as the case may be, and for which Dermelix has provided the required funding under the Development Plan in accordance with the applicable Exicure Development Budget for such Additional Indication.
1.3    “Advance” has the meaning set forth in Section 3.4(a)(iii).
1.4    “Adverse Event” means any serious untoward medical occurrence in a patient or subject who is administered a Licensed Product, but only if and to the extent that such serious untoward medical occurrence is required under applicable Laws to be reported to the FDA or any other Regulatory Authority.
1.5    “Affiliate” means a Person or entity that controls, is controlled by or is under common control with a party, but only for so long as such control exists. For the purposes of this

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE EXICURE, INC. HAS DETERMINED THAT SUCH INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Section 1.5, the word “control” (including, with correlative meaning, the terms “controlled by” or “under the common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct the management and policies of such Person or entity, whether by the ownership of at least fifty percent (50%) of the voting stock of such entity, or by contract or otherwise. Unless otherwise specified herein, the term “Affiliate” will include affiliates that currently exist and those that may be created, formed or acquired in the future.
1.6    “Approval Notice” has the meaning set forth in Section 2.4(b).
1.7    “Calendar Quarter” means each three (3) month period commencing January 1, April 1, July 1 or October 1; provided, however, that (a) the first Calendar Quarter of the Term will extend from the Effective Date to the end of the first full Calendar Quarter thereafter, and (b) the last Calendar Quarter of the Term will end upon the expiration or termination of this Agreement.
1.8    “Calendar Year” means the period beginning on the 1st of January and ending on the 31st of December of the same year; provided, however, that (a) the first Calendar Year of the Term will commence on the Effective Date and end on December 31, 2019, and (b) the last Calendar Year of the Term will commence on January 1 of the Calendar Year in which this Agreement terminates or expires and end on the date of termination or expiration of this Agreement.
1.9    “cGCP” means the current standards, practices and procedures set forth in the International Conference on Harmonization (ICH) guidelines entitled “Guidance for Industry E6 Good Clinical Practice: Consolidated Guidance” including related requirements imposed by the FDA, and equivalent non-US regulations or standards, as applicable, as such standards, practices, procedures, requirements and regulations may be amended from time to time.
1.10    “cGLP” means the current good laboratory practice regulations promulgated by the FDA, published at 21 U.S. C.F.R. § 58, and equivalent non-US regulations or standards, as applicable, as such current laboratory practices, regulations and equivalent non-US regulations or standards may be amended from time to time.
1.11    “cGMP” means those current practices, as amended from time to time, related to the manufacture of pharmaceutical products and any precursors thereto promulgated in guidelines and regulations of standard compilations including the GMP Rules of the World Health Organization, the United States Code of Federal Regulations, the Guide to Inspection of Bulk Pharmaceutical Chemicals (established by the United States Department of Health and Human Services), the Pharmaceutical Inspection Convention, and the European Community Guide to Good Manufacturing Practice in the production of pharmaceutical products.
1.12    “Change of Control” means the sale or other transfer of ownership rights by Exicure stockholders of stock collectively constituting fifty percent (50%) or more of Exicure’s voting securities pursuant to a merger, reorganization, consolidation or other business combination in which the stockholders of Exicure immediately prior to such transaction cease to own collectively fifty percent (50%) or more of the voting securities of the successor entity, other

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE EXICURE, INC. HAS DETERMINED THAT SUCH INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

than pursuant to a merger, reorganization, consolidation or other business combination with an Affiliate of Exicure that existed prior to closing such transaction.
1.13    “Claim” has the meaning set forth in Section 8.1(a).
1.14    “Clinical Trial” means a clinical trial in human subjects that has been approved by a Regulatory Authority and is designed to measure the safety or efficacy of a Licensed Product. Clinical Trials will include Phase I Trials, Phase II Trials and Phase III Trials.
1.15    “Collaboration Know-How” means Know-How that is both: (a) necessary or useful in the research, Development, manufacture, use, or Commercialization of Licensed Products, and (b) created, developed, discovered, generated or produced by or on behalf of either or both of the parties (separately or jointly) in the course of carrying out the Exicure Development Activities for the Primary Indication or for any Additional Indication.
1.16    “Collaboration Patents” means, collectively, any Patents which include one or more claims Covering inventions that are both: (a) necessary or useful in the research, Development, manufacture, use, or Commercialization of Licensed Products, and (b) conceived or reduced to practice by or on behalf of either or both of the parties (separately or jointly) in the course of carrying out the Exicure Development Activities for the Primary Indication or for any Additional Indication.
1.17    “Collaboration SNA Therapeutic” means any SNA Therapeutic that is Developed under and pursuant to the conduct of a Development Plan hereunder for the Primary Indication or for any Additional Indication for which Dermelix exercises an Option Right and satisfies its funding obligations for such Development Plan.
1.18    “Collaboration Technology” means, collectively, the Collaboration Know-How and the Collaboration Patents.
1.19    “Combination Product” means a product containing a Licensed Product together with one or more other active ingredients, or with one or more products, devices, pieces of equipment or components.
1.20    “Commercial Event Milestone” means all of the milestones set forth in Section 4.4(a).
1.21    “Commercialization” or “Commercialize” means (a) any and all activities directed to marketing, promoting, distributing, importing, exporting, using, offering to sell or selling a product; (b) activities directed to obtaining pricing and reimbursement approvals, as applicable; and (c) any and all activities directed at providing access to patients through patient assistance or other charitable programs.
1.22    “Commercially Reasonable Efforts” means, with respect to the efforts to be expended by any party with respect to any objective, such reasonable, diligent, and good faith efforts as such party of similar size and having similar resources in the pharmaceutical industry

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would normally use to accomplish a similar objective under similar circumstances. Subject to the foregoing sentence, Commercially Reasonable Efforts generally requires that Dermelix, its Affiliates or Sublicensees: (a) promptly assign responsibility for Development, manufacturing and Commercialization activities with respect to Licensed Products to specific employees or subcontractors who are held accountable for progress and monitoring such progress on an on-going basis, (b) set and consistently seek to achieve specific and meaningful objectives and timelines for carrying out such Development, manufacturing and Commercialization activities with respect to Licensed Products, and (c) consistently make and implement decisions and allocate resources designed to advance progress with respect to such objectives and timelines.
1.23    “Confidential Information” of a party means information relating to the business, operations and products of a party, including but not limited to, any technical information, Know-How, trade secrets, or inventions (whether patentable or not), not known or generally available to the public, that such party discloses to the other party under this Agreement, or otherwise becomes known to the other party by virtue of this Agreement.
1.24    “Controlled” means, with respect to (a) Patents, (b) Know-How or (c) biological, chemical or physical material, that a party owns or has a license or sublicense to such Patents, Know-How or material (or in the case of material, has the right to physical possession of such material) and has the ability to grant a license or sublicense to, or assign its right, title and interest in and to, such Patents, Know-How or material as provided for in this Agreement without violating the terms of any agreement or other arrangement with any third party.
1.25    “Controlling Party” has the meaning set forth in Section 5.5(c).
1.26    “Cover,” “Covering,” or “Covered” means, with respect to a Licensed Product, that the using, selling, or offering for sale of such Licensed Product would, but for a license granted under this Agreement to the relevant Patents, infringe a Valid Claim of the relevant Patents in the country in which the activity occurs.
1.27    “Dermelix Development Activities” means those activities in the Development Plan for the Primary Indication and for each Additional Indication that are allocated to Dermelix, as initially set out for the Primary Indication in Appendix A and as modified from time to time by mutual agreement of the parties.
1.28    “Dermelix Development Expenses” means those costs and expenses incurred by or on behalf of Dermelix in carrying out the Dermelix Development Activities.
1.29    “Dermelix Indemnitees” has the meaning set forth in Section 8.2.
1.30    “Dermelix Know-How” means any and all Know-How: (a) that is owned or Controlled solely by Dermelix or any of its Affiliates as of the Effective Date or become owned or Controlled solely by Dermelix or any of its Affiliates at any time during the Term, (other than any Know-How that becomes Controlled by Dermelix through the grant of a license from Exicure hereunder), and (b) that is necessary or useful for the Development, manufacture, use or Commercialization of Licensed Products.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE EXICURE, INC. HAS DETERMINED THAT SUCH INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.31    “Dermelix Materials” means all chemical, biological or physical materials that are owned or Controlled solely by Dermelix or any of its Affiliates as of the Effective Date or at any time thereafter during the Term, (other than any materials that become Controlled by Dermelix through the grant of a license from Exicure hereunder), and that are necessary or useful in the research, Development, manufacture, use or Commercialization of Licensed Products.
1.32    “Dermelix Patents” means Patents: (a) that are owned or Controlled solely by Dermelix or any of its Affiliates as of the Effective Date or become owned or Controlled solely by Dermelix or any of its Affiliates at any time during the Term, (other than any Patents that become Controlled by Dermelix through the grant of a license from Exicure hereunder), and (b) that are necessary or useful for the Development, manufacture, use or Commercialization of Licensed Products.
1.33    “Dermelix Technology” means the Dermelix Patents, the Dermelix Materials, and the Dermelix Know-How.
1.34    “Dermelix SNA Know-How” means Know-How that is both: (a) necessary or useful in the research, Development, manufacture, use, or Commercialization of Licensed Products, and (b) created, developed, discovered, generated or produced solely by or on behalf of Dermelix in the course of carrying out the Dermelix Development Activities for the Primary Indication or for any Additional Indication.
1.35    “Dermelix SNA Patents” means, collectively, any Patents which include one or more claims Covering inventions that are both: (a) necessary or useful in the research, Development, manufacture, use, or Commercialization of Licensed Products, and (b) conceived or reduced to practice solely by Dermelix in the course of carrying out the Dermelix Development Activities for the Primary Indication or for any Additional Indication.
1.36    “Dermelix SNA Technology” means, collectively, the Dermelix SNA Know-How and the Dermelix SNA Patents.
1.37    “Development” or “Develop” means, with respect to a Licensed Product, the performance of all pre-clinical and clinical development (including, without limitation, toxicology, pharmacology, test method development and stability testing, diagnostic test development and validation, process development, formulation development, quality control development, statistical analysis), Clinical Trials (excluding Clinical Trials conducted after Regulatory Approval), manufacturing, and regulatory activities that are required to carry out the pre-clinical development and clinical development of and to obtain Regulatory Approval of such Licensed Product in the Territory under this Agreement.
1.38    “Development Plan” means, for the Primary Indication and each Additional Indication, the written plan for each such Indication describing the Development activities to be carried out by the parties separately and jointly with respect to the Development of a Licensed Product in the Primary Indication or in the Additional Indication under this Agreement, including detailed costs and expenses and timelines associated with such activities, an initial version of which for the Primary Indication is included herein as Appendix A, and which may be amended

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE EXICURE, INC. HAS DETERMINED THAT SUCH INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

by the parties for either the Primary Indication or any Additional Indication from time to time by mutual written consent. The Development Plan for each Additional Indication shall be mutually agreed in writing by the parties in the same format as shown in Appendix A and will include all preclinical and clinical trial Development activities, the expected timelines for commencing each clinical trial and the projected clinical trial parameters for each such Additional Indication.

1.39    “EMA” means the European Medicines Agency or any successor agency.
1.40    “European Commission” means the authority within the European Union that has the legal authority to grant Regulatory Approvals in the European Union based on input received from the EMA or other competent Regulatory Authorities.
1.41    “European Union” or “EU” means the twenty-eight (28) member states of the European Union, as the same may be redefined from time to time.
1.42    “Executive Officers” means, together, the Chief Executive Officer of Dermelix and the Chief Executive Officer of Exicure.
1.43    “Exicure Development Activities” means those activities in the Development Plan that have been allocated to Exicure, as initially set forth in Appendix A, as the same may be modified from time to time by mutual written agreement of the parties.
1.44    “Exicure Development Budget” means a detailed budget associated with the Exicure Development Activities setting forth, on a Calendar Year-by-Calendar Year basis, the amount of Exicure Development Expenses expected to be incurred by Exicure and paid by Dermelix in accordance with Section 3.3(b), as the same may be modified from time to time by mutual written agreement of the parties.
1.45    “Exicure Development Expenses” means the following costs and expenses to the extent that such costs and expenses are directly and solely attributable to conducting Exicure Development Activities in accordance with the Exicure Development Budget: (a) FTE Costs of Exicure an agreed upon number of employees engaged in Exicure Development Activities, with the number of such employees to be agreed upon by the parties from time to time, and (b) payments actually invoiced by subcontractors that Exicure is required to pay and that directly pertain to work performed by such subcontractors after the Effective Date, which work (i) is directly and solely attributable to Exicure Development Activities, and (ii) is subcontracted by Exicure in accordance with the terms of this Agreement.
1.46    “Exicure Indemnitees” has the meaning set forth in Section 8.1.
1.47    “Exicure Know-How” means all Know-How that is necessary or useful in the research, Development, manufacture, use, or Commercialization of Licensed Products and that is Controlled by Exicure: (a) prior to the Effective Date; or (b) at any time thereafter during the Term that is created, developed, discovered, generated or produced solely by Exicure in the

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE EXICURE, INC. HAS DETERMINED THAT SUCH INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

course of carrying out the Development Plan for the Primary Indication or for any Additional Indication.
1.48    “Exicure Materials” means all chemical, biological or physical materials that are necessary or useful in the research, Development, manufacture, use or Commercialization of Licensed Products and that are Controlled by Exicure: (a) as of the Effective Date, or (b) at any time thereafter during the Term, that are created, developed, discovered, generated or produced solely by Exicure in the course of carrying out the Development Plan for the Primary Indication or for any Additional Indication.
1.49    “Exicure Patents” means all Patents, that are necessary or useful for the research, Development, manufacture, use, or Commercialization of Licensed Products and that are Controlled by Exicure: (a) as of the Effective Date, or (b) at any time thereafter during the Term for the Patents obtained or acquired in the course of carrying out the Development Plan for the Primary Indication or for any Additional Indication. The Patents set forth on Schedule 1 constitute all such Patents Controlled by Exicure as of the Effective Date.
1.50    “Exicure Technology” means the Exicure Know-How, the Exicure Materials, and the Exicure Patents.
1.51    “FDA” means the United States Food and Drug Administration, or a successor federal agency thereto.
1.52    “Field” means all orphan diseases, as defined by the definitions used by Regulatory Authorities in the respective countries, that are within the dermatology field.
1.53    “First Commercial Sale” means, with respect to a Licensed Product in any country, the first commercial transfer or disposition for value of such Licensed Product in such country to a third party by Dermelix, its Affiliates and Sublicensees.
1.54    “FTE” means [***]
1.55    “FTE Costs” means [***]
1.56    “Generic Competition” means, on a Licensed Product-by-Licensed Product and country-by-country basis, that the following conditions are met: (a) one or more third parties is selling a Generic Product in a country during a Calendar Quarter, and (b) the unit volume of such Generic Products sold in such country by the third party(ies) in such Calendar Quarter is at least thirty percent (30%) of the unit volume of Licensed Products sold in that country by Dermelix, its Affiliates and Sublicensees. Unless otherwise agreed by the parties in writing, the unit volumes of each Generic Product sold during a Calendar Quarter will be deemed to be the volume of sales of the Generic Product in such country in that Calendar Quarter as reported by IMS Health or any other independent sales auditing firm reasonably agreed upon by the parties in writing.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE EXICURE, INC. HAS DETERMINED THAT SUCH INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.57    “Generic Product(s)” means, with respect to a particular Licensed Product, any pharmaceutical or biopharmaceutical or biosimilar product that meets all of the following conditions: (a) it is sold by a third party that did not obtain such product in a chain of distribution that includes any of Dermelix, its Affiliates or Sublicensees; (b) it contains or includes any of the Exicure Technology or Collaboration Technology; and (c) (i) for purposes of the United States, it is approved in reliance on the prior approval of such Licensed Product as determined by the FDA, or (ii) for purposes of a country outside the United States, it is approved in reliance on the prior approval of a Licensed Product as determined by the applicable Regulatory Authority. Any Licensed Product licensed or produced by Dermelix, its Affiliates or Sublicensees (e.g., an authorized generic product) will not constitute a Generic Product.
1.58    “Governmental Body” means any: (a) nation, principality, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or entity and any court or other tribunal); (d) multi-national or supranational organization or body; or (e) individual, entity, or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature.
1.59    “Guiding Principles” has the meaning set forth in Section 3.1.
1.60    “Indication” means a generally acknowledged disease or condition, a significant manifestation of a disease or condition, or symptoms associated with a disease or condition or a risk for a disease or condition, in each case that is within the Field. For the avoidance of doubt, all variants of a single disease or condition (whether classified by severity or otherwise) will be treated as the same Indication.
1.61    “Know-How” means any scientific or technical information, results and data of any type whatsoever, in any tangible or intangible form whatsoever, that is not in the public domain or otherwise publicly known, including, without limitation, discoveries, inventions, trade secrets, databases, practices, protocols, regulatory filings, methods, processes, techniques, concepts, ideas, specifications, formulations, formulae, data (including, but not limited to, pharmacological, biological, chemical, toxicological, clinical and analytical information, quality control, trial and stability data), case reports forms, medical records, data analyses, reports, studies and procedures, designs for experiments and tests and results of experimentation and testing (including results of research or development), summaries and information contained in submissions to and information from ethical committees or Regulatory Authorities, and manufacturing process and development information, results and data, whether or not patentable, all to the extent not claimed or disclosed in a patent or patent application. The fact that an item is known to the public will not be taken to exclude the possibility that a compilation including the item, or a development relating to the item, is (and remains) not known to the public. “Know-How” includes any rights including copyright, database or design rights protecting such Know-How. “Know-How” excludes Patents.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE EXICURE, INC. HAS DETERMINED THAT SUCH INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.62    “Law” or “Laws” means all applicable laws, statutes, rules, regulations, ordinances and other pronouncements having the binding effect of law of any Governmental Body.
1.63    “Licensed Product” means any pharmaceutical or biopharmaceutical product intended for any mode of administration in any dosage form, formulation, presentation or package configuration, that comprises, is based upon or derived from a Collaboration SNA Therapeutic and that uses or is derived from the Exicure Technology or the Collaboration Technology.
1.64    “Loss” has the meaning set forth in Section 8.1(a).
1.65    “Materials” means all chemical, biological or physical materials that are necessary for the, Development, manufacture, use or Commercialization of Licensed Products.
1.66    “NDA” means a New Drug Application submitted pursuant to the requirements of the FDA, as more fully defined in 21 U.S. C.F.R. § 314.3 et seq., a Biologics License Application submitted pursuant to the requirements of the FDA, as more fully defined in 21 U.S. C.F.R § 601, and any equivalent application submitted in any country in the Territory, including a European Marketing Authorization Application, together, in each case, with all additions, deletions or supplements thereto.
1.67    “Net Sales”
(a)    “Net Sales” means the gross amounts invoiced by Dermelix, its Affiliates and Sublicensees for sales of Licensed Products to independent or unaffiliated third party purchasers of such Licensed Products, minus the following deductions with respect to such sales to the extent allocable to such Licensed Product:
(i)    [***]
(b)    If any Licensed Product under this Agreement is sold in form of a Combination Product, then Net Sales for such Combination Product will be determined on a country-by-country basis by mutual agreement of the parties in good faith taking into account [***] In case of disagreement, a single arbitrator agreed upon by both parties or, failing such agreement, designated by JAMS, [***] and such determination will be final and binding upon the parties.
(c)    In the event a Licensed Product is “bundled” for sale together with one or more other products in a country (a “Product Bundle”), then Net Sales for such Licensed Product will be determined on a country-by-country basis by mutual agreement of the parties in good faith taking into account [***]. In case of disagreement, a single arbitrator agreed upon by both parties or, failing such agreement, JAMS [***] and such determination will be final and binding upon the parties.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE EXICURE, INC. HAS DETERMINED THAT SUCH INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(d)    For clarification, the sale of Licensed Products by Dermelix, its Affiliates or Sublicensees to another of these entities for resale by such entity to a third party will not be deemed a sale for purposes of this definition of “Net Sales”. In addition, for purposes of this definition of “Net Sales”, none of the following transfers or dispositions of Licensed Products for no consideration by Dermelix, its Affiliates, or Sublicensees will, in any case, be deemed to be a sale of such Licensed Products:
(i)    [***] or
(ii)    for use in any tests or studies reasonably necessary to comply with any Law, regulation or request by a Governmental Body.
1.68    “Non-Prosecuting Party” has the meaning set forth in Section 5.3(a).
1.69    “Non-Owning Party” has the meaning set forth in Section 5.4(b).
1.70    “Option Exercise Fee” has the meaning set forth in Section 4.1.
1.71    “Option Exercise Notice” has the meaning set forth in Section 2.4(a).
1.72    “Option Exercise Period” has the meaning set forth in Section 2.4(a).
1.73    “Option Period” has the meaning set forth in Section 2.4(d).
1.74    “Option Rights” means the option rights of Dermelix as described in Section 2.4 and Section 2.5 to select up to five (5) Additional Indications within the Field.
1.75    “Owning Party” has the meaning set forth in Section 5.4(b).
1.76    “Partial Termination” has the meaning set forth in Section 9.7(a).
1.77    “Patents” means: (a) an issued or granted patent, including any extension, supplemental protection certificate, registration, confirmation, reissue, reexamination, extension or renewal thereof; (b) a pending patent application, including any continuation, divisional, continuation-in-part, substitute or provisional application thereof; and (c) all counterparts or foreign equivalents of any of the foregoing issued by or filed in any country or other jurisdiction.
1.78    “Person” means any natural person, corporation, firm, business trust, joint venture, association, organization, company, partnership or other business entity, or any government or agency or political subdivision thereof.
1.79    “Phase I Trial” means a Clinical Trial in which a Licensed Product is administered to human subjects at single or multiple dose levels with the primary purpose of determining safety, metabolism, and pharmacokinetic and pharmacodynamic properties of such Licensed Product, and which is consistent with 21 U.S. C.F.R. § 312.21(a) (or foreign equivalent).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE EXICURE, INC. HAS DETERMINED THAT SUCH INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.80    “Phase II Trial” means a Clinical Trial of a Licensed Product in human patients, the principal purposes of which are to make a preliminary determination that such Licensed Product is safe for its intended use, to determine its optimal dose, and to obtain sufficient information about such Licensed Product’s efficacy to permit the design of Phase III Trials, and which is consistent with 21 U.S. C.F.R. § 312.21(b) (or foreign equivalent).
1.81    “Phase III Trial” means a Clinical Trial of a Licensed Product in human patients, which trial is designed (a) to establish that such Licensed Product is safe and efficacious for its intended use; (b) to define warnings, precautions and adverse reactions that are associated with such Licensed Product in the dosage range to be prescribed; and (c) to be, either by itself or together with one or more other Clinical Trials having a comparable design and size, the final human Clinical Trial in support of Regulatory Approval of such Licensed Product, and (d) consistent with 21 U.S. C.F.R. § 312.21(c) (or foreign equivalent).
1.82    “Pivotal Clinical Trial” means (a) a Phase III Trial, or (b) a Phase II Trial, or a combination Phase II Trial and Phase III Trial, for which the relevant Regulatory Authority has determined that the data generated in such trial would be sufficient, depending on its outcome, to support the Regulatory Approval for such pharmaceutical product.
1.83    “Press Release” has the meaning set forth in Section 6.5.
1.84    “Primary Indication” means the Netherton Syndrome, also known as Comel-Netherton Syndrome, NS, Bamboo Hair Syndrome, and Ichthyosis Linearis Cirumflexa.
1.85    “Priority Review Voucher” means that voucher awarded by the FDA under Section 529 of the Federal Food, Drug, and Cosmetic Act (the “FD&C Act”) to sponsors of rare pediatric disease NDAs that meet certain criteria and which may be redeemed to receive a priority review of a subsequent marketing application for a different product or which may be sold to a third party.
1.86    “Proposed Transaction” has the meaning set forth in Section 2.5(c).
1.87    “Prosecuting Party” has the meaning set forth in Section 5.3(a).
1.88    “Regulatory Approval” means any and all approvals, licenses, registrations, or authorizations of the relevant Regulatory Authority, necessary for the Development, manufacture, use, storage, import, transport or Commercialization of a Licensed Product in a particular country or jurisdiction.
1.89    “Regulatory Authority” means (a) the FDA, (b) the EMA or the European Commission, or (c) any regulatory body with similar regulatory authority over pharmaceutical or biotechnology products in any other jurisdiction anywhere in the world.
1.90    “Regulatory Exclusivity” means any rights or protections which are recognized, afforded or granted by any Regulatory Authority in any country or region in association with the Regulatory Approval for a Licensed Product and which confer an exclusive Commercialization

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period during which Dermelix, its Affiliates or Sublicensees have the exclusive right to market and sell such Licensed Product in such country or other jurisdiction through a regulatory exclusivity right (e.g., new chemical entity exclusivity, new use or Indication exclusivity, new formulation exclusivity, orphan drug exclusivity, pediatric exclusivity, or any applicable data exclusivity).
1.91    “Remaining Fees” has the meaning set forth in Section 9.7(b).
1.92    “Representatives” has the meaning set forth in Section 6.1.
1.93    “Royalty Term” means, on a Licensed Product-by-Licensed Product, Indication-by-Indication and country-by-country basis, the period from the First Commercial Sale of a Licensed Product in such country until the later of (a) the last date on which the Licensed Product is Covered by a Valid Claim within the Exicure Patents or the Collaboration Patents in such country; or (b) the last date on which such Licensed Product is protected by a Regulatory Exclusivity in such country; or (c) [***] years from the date of First Commercial Sale of the Licensed Product in such country.
1.94    “Sell-Off Period” has the meaning set forth in Section 9.6(c)(ii)(G).
1.95    “SNA Therapeutic” means any therapeutic agent that uses, features, incorporates or is otherwise based upon or derived from Exicure’s spherical nucleic acid (SNA) technology, including, but not limited to, SNA’s consisting of one or more nucleic acid pharmacological modalities (e.g., [***] etc.) and/or targets.
1.96    “Sublicensee” means a Person other than an Affiliate of Dermelix to which Dermelix has, pursuant to Section 2.3, granted sublicense rights under any of the license rights granted under Section 2.1. “Sublicense” will be construed accordingly.
1.97    “Sublicense Upfront Fee” has the meaning set forth in Section 4.8.
1.98    “Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.
1.99    “Term” has the meaning set forth in Section 9.1.
1.100    “Territory” means all countries, territories and jurisdictions in the world.
1.101    “Third Party Action” means any claim or action made by a third party against either party that claims that a Licensed Product, or its use, Development, manufacture or sale infringes such third party’s intellectual property rights.

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1.102    “Valid Claim” means any claim in any (a) unexpired and issued patent that has not been disclaimed, revoked or held invalid by a final non-appealable decision of a court or other governmental agency of competent jurisdiction, or (b) patent application that has been pending for less than nine (9) years from the date of its first priority filing in the applicable country or region and has not lapsed, in the case of a provisional patent application, or has not been cancelled, withdrawn or abandoned without the possibility of revival. For clarity, a claim of a patent that, pursuant to clause (b), had ceased to be a Valid Claim before it issued but that subsequently issues and is otherwise described by clause (a), will again be considered to be a Valid Claim once it issues until it is no longer considered a Valid Claim in accordance with clause (a).

ARTICLE 2 – LICENSE GRANTS
2.1    License Grants.
(a)    Grant of License to Dermelix for the Primary Indication. Subject to the terms and conditions of this Agreement, Exicure hereby grants to Dermelix an exclusive royalty-bearing license under the Exicure Technology and under Exicure’s rights in the Collaboration Technology to Develop, manufacture, have manufactured, use and Commercialize Licensed Products solely for the Primary Indication in the Field within the Territory during the Term.
(b)    Grant of License to Dermelix for Additional Indications upon Exercise of Option Rights. Subject to the terms and conditions of this Agreement, and conditional upon the exercise by Dermelix of its Option Right for the applicable Additional Indication, Exicure hereby grants to Dermelix an exclusive, royalty-bearing license under the Exicure Technology and under Exicure’s rights in the Collaboration Technology to Develop, manufacture, have manufactured, use and Commercialize Licensed Products solely for the applicable Additional Indication in the Field for which the Option Right was exercised by Dermelix in accordance with the provisions of Section 2.4 or Section 2.5, as the case may be, within the Territory during the Term.
2.2    Grant Back of License to Exicure. Subject to the terms and conditions of this Agreement, Dermelix hereby grants to Exicure a nonexclusive, royalty-free license, under the Dermelix Technology during the Term only for the purpose of and only to the extent required for Exicure to perform the Exicure Development Activities under the Development Plan for the Primary Indication and under the Development Plan for each Additional Indication in the Field for which Dermelix exercises its Option Rights under the provisions of Section 2.4 or Section 2.5, as the case may be.
2.3    Grant of Sublicenses by Dermelix. Dermelix will have the right to grant Sublicenses in whole or in part, under the license granted in Section 2.1. The granting by Dermelix of a Sublicense will not relieve Dermelix of any of its obligations under this Agreement.
2.4    Option Rights of Dermelix for Additional Indications.

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(a)    Exicure hereby grants option rights to Dermelix to select up to five (5) Additional Indications within the Field, each such Additional Indication to be subject to and selected by Dermelix in accordance with the terms and conditions of this Section 2.4 and Section 2.5 (the “Option Rights”). Dermelix may exercise its Option Rights at any time during the period following the Effective Date of this Agreement but prior to the date that is [***] from the date [***] (the “Option Exercise Period”) upon providing written notice to Exicure of exercise of an Option Right (an “Option Exercise Notice”). Each such Option Exercise Notice shall identify the Additional Indication sought to be selected by Dermelix for Development under a Development Plan for such Additional Indication. Dermelix has the right to exercise its Option Rights on multiple occasions during the Term, for an aggregate of not more than five (5) Additional Indications (subject to Section 9.7(c)), each such Additional Indication to be selected in accordance with and subject to the terms and conditions of paragraphs (a), (b), (c) and (d) of this Section 2.4.
(b)    For any Indication that Dermelix desires to select as an Additional Indication under its Option Rights, Dermelix may select any Indication within the Field that is not, at the time that Exicure receives the Option Exercise Notice from Dermelix, either (i) subject to binding obligations of Exicure under any written agreement entered into by Exicure or any of its Affiliates with any third party as of the date that Exicure receives such Option Exercise Notice, or (ii) included under or the subject of any bona fide good faith term sheet negotiations ongoing between Exicure or its Affiliate and a third party with respect to such Indication as of the date that Exicure receives such Option Exercise Notice. Within [***] business days after Exicure’s receipt of an Option Exercise Notice, Exicure will notify Dermelix in writing whether either of the conditions described in clauses (i) and (ii) above exists with respect to the Indication identified in such Option Exercise Notice. If neither condition exists with respect to such Indication, then such Indication shall be deemed to be an Additional Indication under this Agreement (such notice being referred to herein as an “Approval Notice”). If either condition exists with respect to such Indication, then (A) Exicure will provide Dermelix with reasonable evidence thereof, including, but not limited to, by identifying the third party in question (which evidence will be subject to Article 6 hereof), and (B) Dermelix will not be deemed to have exercised its Option Rights with respect to such Indication.
(c)    For any Indication that Dermelix desires to select as an Additional Indication under its Option Rights that is not then subject to either of the conditions described in clauses (i) and (ii) of Section 2.4(b), but for which Exicure or any of its Affiliates has commenced any Development activities for any SNA Therapeutic for such Indication, the provisions of Section 2.5 shall apply to govern the ability of Dermelix to select any such Indication as an Additional Indication hereunder.
(d)    If Exicure should experience a Change of Control, it will promptly notify Dermelix in writing. Dermelix will have a period of [***] days following its receipt of such notice in which to exercise its then remaining Option Rights under this Agreement (the “Option Period”). Any and all of Dermelix’s Option Rights that remain unexercised as of the end of the Option Period shall immediately and automatically expire and lapse as of such date.

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2.5    Right of First Negotiation of Dermelix with respect to Selection of Additional Indications that are Not Subject to Third Party Obligations.
(a)    Exicure shall have the right, without any obligations to Dermelix of any kind other than the obligations that are expressly stated in this Section 2.5, to pursue, on its own or together with or through any third party, the research, Development and Commercialization of SNA Therapeutics for any Indication within the Field that is not the Primary Indication and that is not one of the Additional Indications selected by Dermelix pursuant to the exercise of its Option Rights in accordance with the provisions of Section 2.4.
(b)    If, at any time during the Option Exercise Period, Exicure commences any Development activities within the Field for any Indication that is not then subject to either of the conditions described in clauses (i) and (ii) of Section 2.4(b), then Exicure will notify Dermelix in writing within [***] days of the initiation of such activities, and Dermelix will have a period of [***] days from the date of its receipt of such notification in which to determine whether Dermelix desires to use one of its Option Rights to add such Indication as an Additional Indication under this Agreement, subject to the applicable provisions of this Agreement. In the event that Dermelix so elects to exercise its Option Right and provides an Option Exercise Notice to Exicure during such [***] day period, then such Indication shall be deemed to be an Additional Indication for all purposes under this Agreement and Dermelix shall be deemed to have exercised one of its five (5) Option Rights for the inclusion of such Additional Indication under this Agreement. In the event that Dermelix fails to exercise its Option Right for such Indication during such [***] day period, then Exicure shall no longer have any obligations of any kind whatsoever under this Agreement to Dermelix with respect to such Indication, and Exicure shall be free to continue to research, Develop and Commercialize SNA Therapeutics for such Indication alone or with or through any third parties without any obligation to Dermelix.
(c)    If, at any time during the Option Exercise Period, Exicure enters into bona fide good faith term sheet discussions for a transaction with a third party for or with respect to the Exicure Technology, or any aspect thereof (including, but not limited to any sale, license, lease or other disposition thereof), with respect to any Indication set forth on Appendix B hereto (each, a “Proposed Transaction”), then Exicure will so notify Dermelix in writing. Dermelix will have a period of [***] days from the date of its receipt of such notification in which to determine whether Dermelix desires to use one of its Option Rights to add such Indication as an Additional Indication under this Agreement, subject to the applicable provisions of this Agreement. In the event that Dermelix so elects to exercise its Option Right and provides an Option Exercise Notice to Exicure during such [***] day period, then such Indication shall be deemed to be an Additional Indication for all purposes under this Agreement and Dermelix shall be deemed to have exercised one of its five (5) Option Rights for the inclusion of such Additional Indication under this Agreement.
ARTICLE 3– DEVELOPMENT PROGRAM
3.1    Guiding Principles. The parties intend to conduct their relationship under this Agreement in accordance with the following principles (“Guiding Principles”):

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(a)    To the extent related to the Development of the Primary Indication:
(i)    Dermelix will fund all development-related activities related to the Development of Collaboration SNA Therapeutics for the Primary Indication, and, upon exercise of its Option Right, Collaboration Therapeutics for any Additional Indication within the Field for which Dermelix exercises its Option Right in accordance with the terms and conditions of Section 2.4 or Section 2.5, as the case may be.
(ii)    Exicure will be responsible for the execution of early Development efforts for each Collaboration SNA Therapeutic under this Agreement, including, but not limited to, all work leading up to, and considered enabling to, the initiation of IND-enabling (or foreign equivalent) nonclinical toxicology studies of Collaboration SNA Therapeutics for the Primary Indication.
(iii)    Dermelix will be responsible for leading the Development from IND-enabling (or foreign equivalent) toxicology studies to approval of Collaboration SNA Therapeutics for the Primary Indication throughout the Territory.
(iv)    Dermelix will be the sponsor for the Development program throughout the Territory.
(b)    To the extent related to the Commercialization of Licensed Products, Dermelix will have full responsibility and final decision-making authority. Exicure will be kept regularly informed of Commercialization plans and will be consulted on key decisions.
(c)    To the extent related to any Additional Indications, Dermelix will have full responsibility and final decision-making authority. Exicure will be kept regularly informed of Commercialization plans and will be consulted on key decisions.
3.2    Technology Transfer.
(a)    Promptly following the Effective Date, Exicure will promptly transfer to Dermelix in an orderly fashion and in a manner such that the value of the transferred information is preserved in all material respects any Exicure Technology required by Dermelix to perform the Dermelix Development Activities. From time to time during the Term, Exicure will transfer to Dermelix any additional Exicure Technology required for Dermelix to perform the Dermelix Development Activities.
(b)    As soon as reasonably practicable after completion of the Exicure Development Activities, Exicure will transfer to Dermelix, at Dermelix’s cost and expense, within thirty (30) days following such completion, all Know-How resulting from the Exicure Development Activities.
3.3    Development in the Primary Indication.
(a)    Development Plan. The parties will work together while respecting the Guiding Principles to Develop Licensed Products in the Primary Indication and to conduct all

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Clinical Trials and non-clinical studies that the parties believe are appropriate to obtain Regulatory Approval for Licensed Products in the Primary Indication. The Development of such Licensed Products will be governed by the Development Plan (a first draft of which is appended hereto as Appendix A), which will be updated by the parties at least once annually. The Development Plan will include a detailed allocation of the activities between the parties (the Exicure Development Activities and the Dermelix Development Activities).
(b)    Exicure Development Activities. Subject to and upon the terms and conditions set forth in this Article 3, Exicure will be responsible for the Exicure Development Activities. Exicure Development Activities, the timelines associated therewith, and the Exicure Development Budget may be amended or modified from time to time at the reasonable request of either party, but any such amendment or modification will only become effective if approved in writing by both parties, in which case the parties will update the Exicure Development Activities, timelines or Exicure Development Budget, as applicable.
(c)    Right to Subcontract of Exicure. Exicure may subcontract the exercise or performance of all or any portion of the Exicure Development Activities. Any subcontract granted or entered into by Exicure will not relieve Exicure of any of its obligations under this Agreement.
(d)    Dermelix Development Activities. Subject to and upon the terms and conditions set forth in this Article 3, Dermelix will be responsible for the Dermelix Development Activities. Dermelix Development Activities and the timelines associated therewith may be amended or modified from time to time at the request of any of either party, but any such amendment or modification will only become effective if approved in writing by both parties, in which case the parties will update the Dermelix Development Activities or timelines, as applicable.
(e)    Right to Subcontract of Dermelix. Dermelix may subcontract the exercise or performance of all or any portion of the Dermelix Development Activities. Any subcontract granted or entered into by Dermelix will not relieve Dermelix of any of its obligations under this Agreement.
(f)    Records. The parties will maintain or cause to be maintained records in sufficient detail and in a manner that will completely and accurately reflect all work done and all data, results, inventions and discoveries achieved in the performance of the activities under the Development Plan (such records to be in the form required under any applicable Governmental Body regulations or as otherwise agreed by the parties). Exicure and Dermelix will promptly provide each other with any results that could have a material impact on the Development of the Licensed Products. Such reports will be provided in such form as may be agreed on by the parties from time to time. Such records will be maintained for a period of at least [***] following the year in which any such efforts were made hereunder.
(g)    Diligence during Development. Each party will use Commercially Reasonable Efforts to perform all of the activities allocated to such party in the Development Plan within the timelines contemplated therein and at a cost not to exceed the amounts budgeted

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therefor as approved by the parties. Each party will maintain and utilize qualified staff, laboratories, offices and other facilities as reasonably necessary to perform the activities allocated to that party under the Development Plan and will use personnel with sufficient skills and experience as may be reasonably required to accomplish efficiently and expeditiously such tasks and objectives in a good scientific manner and in compliance in all material respects with all applicable Laws, and cGLP, cGCP and cGMP standards, as applicable. The parties will (a) obtain all required Regulatory Authority and ethics committee and independent review board approvals prior to conducting any Clinical Trials involving human subjects, and (b) obtain all the consents required by Law from any human subjects participating in any Clinical Trials of the Licensed Products. The parties will use Commercially Reasonable Efforts to ensure that appropriate Know-How is made available to patient organizations and experts for the purpose of advancing scientific knowledge and improving patient care. Subject to Section 9.7, each party (itself or through one or more Affiliates or Sublicensees selected by such party, in its sole discretion) shall be required to use Commercially Reasonable Efforts to complete its obligations with respect to the Development of at least one (1) Licensed Product for the Primary Indication and at least one (1) Licensed Product for each Additional Indication selected by Dermelix under Section 2.4 or Section 2.5, in the Territory in the Field. If either party reasonably believes that the other party (or its Affiliate or Sublicensee, as applicable) has failed to use Commercially Reasonable Efforts to complete its obligations with respect to the Development of Licensed Products as described in this paragraph, then such failure, if not cured, shall be grounds for a material breach of this Agreement, subject to and in accordance with the termination provisions of Section 9.4 and the dispute resolution provisions of Article 10. Upon any final determination of an uncured material breach under the provisions of Section 9.4 and Article 10, the non-breaching party shall have the right to terminate this Agreement, immediately on written notice to the breaching party, with respect to the license rights granted to Dermelix under Article 2 with respect to the Indication(s) to which the breach applies. Notwithstanding the foregoing, this Agreement and the license rights granted under Article 2 shall continue in full force in effect with respect to all Indications that are not subject to such termination.
3.4    Development Expenses.
(a)    Payments by Dermelix.
(i)    Dermelix will bear the full costs and expenses of Development and Commercialization of any Licensed Products under this Agreement. In particular, Dermelix will pay (A) all direct and indirect costs and expenses of Dermelix in performing the Dermelix Development Activities; (B) all costs and expenses of subcontractors that pertain to work performed by such subcontractors in accordance with the Development Plan; and (C) the Exicure Development Expenses.
(ii)    At the end of each Calendar Quarter, Exicure will invoice Dermelix for that portion of the Exicure Development Expenses incurred in that Calendar Quarter. Dermelix will pay, or cause to be paid, all such invoices within [***] days of receipt. Each invoice will describe in reasonable detail the nature of the work performed and the time spent on such performance.

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(iii)    Within ten (10) business days after the Effective Date, Exicure will invoice Dermelix for an advance payment in the amount of One Million Dollars ($1,000,000) (the “Advance”). Such Advance will be due and payable within ten (10) business days after Dermelix’s receipt of the invoice and will be applied against the first One Million Dollars ($1,000,000) of Exicure Development Expenses incurred by Exicure under this Agreement with respect to the Primary Indication.
(iv)    If, upon the conclusion of all Exicure Development Activities with respect to any Indication (whether the Primary Indication or any Additional Indication selected by Dermelix under Section 2.4 or Section 2.5), the Exicure Development Expenses incurred in connection with such Indication are less than the amount of the Advance or the Option Exercise Fee paid under Section 4.1 with respect to such Indication, then the remaining balance of such Advance or Option Exercise Fee shall be applied against any Dermelix Development Expenses incurred in connection with such Indication.
(b)    Additional Indications. Dermelix will bear the full costs and expenses of Development and Commercialization of any Licensed Products in any Additional Indication selected by Dermelix under Section 2.4 or Section 2.5.
3.5    Clinical and Commercial Manufacturing. Dermelix will have the exclusive right to manufacture Licensed Products itself or through one or more Affiliates or Sublicensees selected by Dermelix, in its sole discretion. Dermelix will bear all costs and expenses associated with manufacturing of Licensed Products.
3.6    Commercialization. Dermelix will have the exclusive right to Commercialize Licensed Products itself or through one or more Affiliates or Sublicensees selected by Dermelix, in its sole discretion. Subject to Section 9.7, Dermelix (itself or through one or more Affiliates or Sublicensees selected by Dermelix, in its sole discretion) shall be required to use Commercially Reasonable Efforts to Commercialize at least one (1) Licensed Product for the Primary Indication and at least one (1) Licensed Product for each Additional Indication selected by Dermelix under Section 2.4 or Section 2.5, in the Territory in the Field. If Exicure reasonably believes that Dermelix (or its Affiliate or Sublicensee, as applicable) has failed to use Commercially Reasonable Efforts to Commercialize Licensed Products as described in this paragraph, then such failure, if not cured, shall be grounds for a material breach of this Agreement, subject to and in accordance with the termination provisions of Section 9.4 and the dispute resolution provisions of Article 10. Upon any final determination of an uncured material breach under the provisions of Section 9.4 and Article 10, Exicure shall have the right to terminate this Agreement immediately on written notice to Dermelix, with respect to the license rights granted to Dermelix under Article 2 with respect to the Indication(s) to which the breach applies. Dermelix will bear all costs and expenses associated with Commercialization of Licensed Products in the Field. Notwithstanding the foregoing, Dermelix will inform and consult with Exicure on important strategic matters, and in particular matters related to pricing of Licensed Products, as set out in the Guiding Principles. Notwithstanding the foregoing, this Agreement and the license rights granted under Article 2 shall continue in full force in effect with respect to all Indications that are not subject to such termination.

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3.7    Reporting. The parties will, within [***] days after the end of each Calendar Year, provide each other with a written report summarizing in detail its major Development and, as applicable, Commercialization activities conducted during the prior Calendar Year. All information and reports provided to the parties pursuant to this Section 3.8 will be treated as Confidential Information under this Agreement.
3.8    Adverse Event Reporting. The parties agree to comply with any and all applicable Laws during the Term in connection with Licensed Product safety data collection and reporting. If either party has or receives any information regarding any Adverse Event that may be related to the use of a Licensed Product within the Territory, then that party will provide the other party with all such information within such reasonable timelines as will enable the other party to comply with all applicable Laws. The information exchanged between the parties under this Section 3.9 will be transmitted by email or overnight courier to the following addresses:

If to Exicure, then to: Exicure, Inc. 8045 Lamon Avenue Suite 410 Skokie, IL 60077 Attn: Matthias Schroff, Chief Operating Officer Fax: 847-556-6411 Email:[***]
If to Dermelix, then to: Dermelix, LLC 275 7th Avenue, Suite 710 New York, NY 10011 Attn: Nicholas France, Chief Executive Officer Fax: ______________________ Email:[***]

3.9    Trademarks. Dermelix will have the sole responsibility to select trademarks for Licensed Products and will own all rights in and to such trademarks.
ARTICLE 4 – FINANCIAL TERMS
4.1    Initial Fee and Option Exercise Fee. In partial consideration of Exicure’s grant of the rights and licenses to Dermelix in the Primary Indication, Dermelix will pay, or cause to be paid, to Exicure the Advance described in Section 3.4(a)(iii) within ten (10) business days after the Effective Date. In addition, in partial consideration of Exicure’s grant of the Option Rights to Dermelix under Section 2.4 or Section 2.5, as the case may be, Dermelix will pay, or cause to be paid, to Exicure the sum of One Million Dollars ($1,000,000) upon each exercise of its five (5) Option Rights, to be payable within ten (10) business days after Dermelix’s receipt of an Approval Notice under Section 2.4(c) or the date of Dermelix’s exercise of its Option Rights

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under Section 2.5, as the case may be (each, an “Option Exercise Fee”). Any Option Exercise Fee(s) paid by Dermelix under this Section with respect to any particular Additional Indication will be applied against any Exicure Development Expenses that Dermelix is obligated to pay under this Agreement with respect to such Additional Indication, whether such expenses are incurred before or after the date of such payment(s).
4.2    Development Milestone Payments. As further partial consideration for Exicure’s grant of the rights and licenses to Dermelix under this Agreement with respect to the Primary Indication and for each Additional Indication selected by Dermelix pursuant to the exercise of its Option Rights under Section 2.4 or Section 2.5, as the case may be, Dermelix will pay, or cause to be paid, to Exicure the following non-refundable milestone payments (“Development Milestone Payments”) with respect to each Licensed Product to achieve the milestone events (“Development Milestone Events”) described below. Dermelix will promptly, but in no event later than ten (10) business days after achievement of each milestone event, notify Exicure in writing of the achievement of that milestone event and pay fee associated with that milestone within thirty (30) days after receipt of a corresponding invoice from Exicure.

Development Milestone Event for each Licensed Product:	Development Milestone Payment (U.S. Dollars)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

4.3    Priority Review Voucher. Any Priority Review Voucher awarded by the FDA to Dermelix or Exicure upon the Regulatory Approval for a Licensed Product in the US will be owned by Dermelix. Dermelix shall pay Exicure [***] of the net income received by Dermelix from the sale of the Priority Review Voucher to a third party. All payments and transfers will be made or effected within thirty (30) days after Dermelix’s receipt thereof.
4.4    Commercial Event Payments. As further partial consideration for Exicure’s grant of rights and licenses to Dermelix hereunder, Dermelix will pay, or cause to be paid, to Exicure the following non-refundable amounts for the first achievement of the following Commercial Event Milestones:
(a)    Commercial Event Milestones.

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No.	Commercial Event Milestone for Net Sales of Each Licensed Product:	Milestone Payment (U.S. Dollars)
1.	[***]	[***]
2.	[***]	[***]
3.	[***]	[***]
4.	[***]	[***]
5.	[***]	[***]
6.	[***]	[***]

(b)    For clarity, the achievement of the Commercial Event Milestones set forth in Section 4.4(a) is to be determined on the basis of the total aggregate annual worldwide Net Sales for each Licensed Product, calculated on a Licensed Product-by-Licensed Product basis.
(c)    Notice and Payment. Dermelix will deliver written notice to Exicure within thirty (30) days after the end of the Calendar Year in which a Commercial Event Milestone occurs. Dermelix will deliver to Exicure the payment corresponding to that Commercial Event Milestone within thirty (30) days after its receipt of a corresponding invoice from Exicure for the Commercial Event Milestone payment referenced in the aforementioned notice.
4.5    Royalty Payments.
(a)    As further consideration for Exicure’s grant of the rights and licenses to Dermelix hereunder, Dermelix will, during each applicable Royalty Term, pay to Exicure a royalty on aggregate annual worldwide Net Sales of each Licensed Product for each Calendar Year at the percentage rates set forth below:

Worldwide Net Sales of Each Licensed Product per Calendar Year (in U.S. Dollars)	Incremental Royalty Rate
For that portion of aggregate annual Net Sales of each Licensed Product from [***] to [***]	[***]
For that portion of aggregate annual Net Sales of each Licensed Product that is greater than [***]	[***]

(b)    By way of illustration, assume in a Calendar Year that aggregate worldwide annual Net Sales of a single Licensed Product total [***]. The total royalties due and payable by Dermelix to Exicure for such Net Sales in that Calendar Year would be [***], calculated as follows:

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE EXICURE, INC. HAS DETERMINED THAT SUCH INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

[***]	[***]
[***]	[***]
Total Royalties:	[***]

(c)    Net Sales used for the purpose of calculating royalties due will be aggregate worldwide Net Sales of each Licensed Product, calculated on a Licensed Product-by-Licensed Product basis.
4.6    Royalty Adjustments. Except as otherwise set forth in this Agreement, royalties payable hereunder are subject to adjustment on a country-by-country and Calendar Quarter-by Calendar Quarter basis as a result of the events set forth below (such adjustments to be prorated for the then-current Calendar Quarter in which the reduction becomes applicable); provided, however, that the royalties payable under Section 4.5 will not be reduced by more than [***] of the amounts set forth in Section 4.5 by any or all of the bases (separately or in combination) for adjustment set forth below:
(a)    Royalty Adjustment for Third Party License Payments. If Dermelix, its Affiliates or Sublicensees, in their reasonable judgment, are required to make any royalty payments to a third party for a license or other rights under or with respect to any Patents to make, have made, use, offer for sale, sell or import Licensed Products in the Field in any country in the Territory, then the amount of royalties payable under Section 4.5 will be reduced by a sum equal to [***] of the amount of such payments to such third party on account of the sale of the Licensed Products in such country, whether such reduction is taken in such Calendar Quarter or at any time thereafter.
(b)    Royalty Adjustment for Generic Competition. If there is Generic Competition for a particular Licensed Product in a particular country in a particular Calendar Quarter, then the royalty rates set forth in Section 4.5 will be reduced by [***] on sales of such Licensed Product in such country in such Calendar Quarter.
4.7    Timing of Payment. Royalties payable under Section 4.5 will be payable on actual Net Sales and will accrue at the time the invoice for the sale of each Licensed Product is delivered. Royalty obligations that have accrued during a particular Calendar Quarter will be paid, on a Calendar Quarter basis, within forty-five (45) days after the end of each Calendar Quarter during which the royalty obligation accrued.
4.8    Sublicense Fees. If Dermelix should receive any income as an advance or other upfront payment under any Sublicense (each, a “Sublicense Upfront Fee”), then Dermelix will pay a portion of such Sublicense Upfront Fee, with the percentage of such Sublicense Upfront Fee payable to Exicure being based on the effective date of the Sublicense in question, as follows:

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If the Effective Date of the Sublicense is:	Then Exicure Receives the Following Percentage of the Sublicense Upfront Fee:
[***]	[***]
[***]	[***]
[***]	[***]

All payments under this Section will be made within thirty (30) days after Dermelix’s receipt thereof
4.9    Mode of Payment and Currency. All payments to Exicure hereunder will be made by check or wire transfer to such bank account as Exicure may designate from time to time by written notice to Dermelix. The parties may change the method of payment set forth herein at any time upon mutual agreement, and any change will be consistent with the local Law at the place of payment or remittance. All invoices issued by Exicure will be addressed to:
Dermelix, LLC
275 7th Avenue, Suite 710
New York, NY 10011
Attn: Nicholas France, Chief Executive Officer
Email: [***]
Fax: ______________________
4.10    Royalty Reports and Records Retention. Within thirty (30) days after the end of each Calendar Quarter during which Licensed Products have been sold, Dermelix will deliver to Exicure, together with the applicable royalty payment due, a written report, on a Licensed Product-by-Licensed Product and a country-by-country basis, of (a) gross invoiced amounts of sales of Licensed Products subject to royalty payments for such Calendar Quarter, (b) amounts deducted by category (following the definition of Net Sales) from such gross invoiced amounts to calculate Net Sales, (c) Net Sales subject to royalty payments for such Calendar Quarter, and (d) the corresponding royalty. Such report will be deemed Confidential Information of Dermelix subject to the obligations of Article 6 of this Agreement. For [five (5)] years after each sale of a Licensed Product, Dermelix will keep (and will ensure that its Affiliates and Sublicensees keep) complete and accurate records of all such sales in sufficient detail to confirm the accuracy of the royalty calculations hereunder.
4.11    Late Payments. Any payments hereunder that remain unpaid for more than thirty (30) days following their respective due dates will bear interest at the rate of [***] per month, or the highest rate permitted by applicable law, if less. Interest will be calculated on a [***] basis.
4.12    Audits.
(a)    Each party will prepare and maintain, will cause its Affiliates and Sublicensees to prepare and maintain, in such manner as will allow the other party’s accountants to audit the same in accordance with generally accepted accounting principles, complete and accurate books of account and records (specifically including, but not limited to, the originals or

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copies of documents supporting entries in the books of account) covering all transactions arising out of or relating to this Agreement. Each party and its duly authorized representative(s) will have the right (but not more often than once during any year), during the Royalty Term and for three (3) years thereafter, during regular business hours and upon at least twenty (20) days prior notice, to audit such books of account and records and examine all other documents and materials in the possession or under the control of the other party with respect to the subject matter and the terms of this Agreement. No such review will unreasonably disrupt the audited party’s business operations. All such books of account, records, documents and materials will be kept available by each party for at least three (3) years after the end of the year to which they relate.
(b)    If, as a result of any audit of either party’s books and records, it is shown that such party’s payments were less (or invoices were more) than the amount which should have been paid by an amount equal to [***] or more of the payments that should have been made with respect to transactions occurring during the period in question, then the audited party shall reimburse the audited party for the reasonable cost of such audit. In any event, the audited party shall make all payments (or reimburse all overpayments) required to be made to eliminate any discrepancy revealed by any such audit within thirty (30) days after demand therefor.
(c)    Each party will treat all information that it receives under this Section 4.12 in accordance with the confidentiality provisions of Article 6 of this Agreement and will cause its accounting firm to enter into a reasonably acceptable confidentiality agreement with the other party obligating such firm to retain all such financial information in confidence pursuant to such confidentiality agreement, except to the extent necessary for such party to enforce its rights under this Agreement.
4.13    Taxes. Neither party is responsible for any sales, use, value-added, personal property or other taxes imposed on the other party by virtue of the transactions contemplated by this Agreement, including, but not limited to, the use, possession, offer for sale, or sale of the Licensed Products or the use of the Exicure Technology, the Collaboration Technology or the Dermelix Technology. Each party shall be solely responsible for any such taxes that may be imposed on it or its Affiliates or Sublicensees, as the case may be.
ARTICLE 5 – INTELLECTUAL PROPERTY
5.1    Ownership of Intellectual Property. Subject to the terms and conditions of this Agreement, ownership of intellectual property will be as follows.
(a)    Dermelix Technology and Dermelix SNA Technology are and will be owned in their entirety solely by Dermelix;
(b)    Exicure Technology is and will be owned in its entirety solely by Exicure;
(c)    Collaboration Technology is and will be jointly owned by the parties;

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(d)    Any commercial exploitation within the dermatology field, including licensing to a third party, of any Collaboration Technology by either party or of any Dermelix SNA Technology by Dermelix outside of the Field under this Agreement will be subject to good faith negotiation and agreement by the parties. As used herein, the “dermatology field” shall mean any disease, disorder or condition with a major clinical manifestation that affects the skin (such as, by way of non-limiting example, [***]);
(e)    Exicure shall have the right to commercially exploit (either by itself or through its Affiliates, licensees, successors or assigns) any Collaboration Technology in any manner (including, as a non-limiting example, by licensing it to a third party) for any uses outside the dermatology field without Dermelix’s approval; and
(f)    Notwithstanding that Dermelix will be a joint owner of the Collaboration Technology or the rights of joint ownership under U.S. patent law, Dermelix shall not have the right to commercially exploit (either by itself or through its Affiliates, licensees, successors or assigns) any Collaboration Technology in any manner (including, as a non-limiting example, by licensing it to a third party) for any uses outside of the Primary Indication or any Additional Indication, except solely for use within the dermatology field pursuant to any definitive agreement that may be entered into by the parties pursuant to Section 5.1(d).
5.2    Assignment of Rights. Each party will require its employees, contractors, and subcontractors to assign all inventions and discoveries made by them to the party by whom they are engaged.
5.3    Patent Prosecution and Maintenance.
(a)    Exicure Patents and Collaboration Patents. Exicure will have the first right, and the obligation, to file, prosecute and maintain the Exicure Patents and the Collaboration Patents in the Territory (the “Prosecuting Party”). The Prosecuting Party will keep the other party (the “Non-Prosecuting Party”) informed of the course of the filing and prosecution of Exicure Patents and Collaboration Patents or related proceedings (e.g., interferences, oppositions, reexaminations, reissues, revocations or nullifications) in the Territory in a timely manner, and will take into consideration the advice and recommendations of the Non-Prosecuting Party. At the Prosecuting Party’s reasonable request, the Non-Prosecuting Party will provide the Prosecuting Party with reasonable free-of-charge assistance in prosecuting Exicure Patents and Collaboration Patents, including providing such data in the Non-Prosecuting Party’s Control that is, in the Prosecuting Party’s reasonable judgment, needed to support the prosecution of an Exicure Patent or a Collaboration Patent. The external costs and expenses of filing, prosecuting and maintaining Exicure Patents and Collaboration Patents in the Territory: (a) will be included within the Exicure Development Budget when Exicure is the Prosecuting Party; and (b) will be the responsibility of Dermelix when Dermelix is the Prosecuting Party.
(b)    Election not to File and Prosecute Exicure Patents or Collaboration Patents. If the Prosecuting Party elects not to file, prosecute or maintain an Exicure Patent or a Collaboration Patent in any country in the Territory, then it will notify the Non-Prosecuting Party in writing at least ninety (90) days before any deadline applicable to the filing, prosecution or

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maintenance of such Exicure Patent or Collaboration Patent, as the case may be, or any other date by which an action must be taken to establish or preserve such Exicure Patent or Collaboration Patent in such country or possession. Upon notification, the Non-Prosecuting Party may elect to assume the role of Prosecuting Party thereafter to prosecute or maintain such Exicure Patent or Collaboration Patent at its cost and expense.
(c)    Patent Term Extension. The Prosecuting Party will be responsible for obtaining patent term extensions, supplemental protection certificates, or any of their equivalents wherever commercially reasonable for Exicure Patents or Collaboration Patents. The Non-Prosecuting Party will provide the Prosecuting Party free-of-charge with all relevant information, documentation and assistance in this respect as may reasonably be requested by the Prosecuting Party. Any such assistance, supply of information and consultation will be provided promptly and in a manner that will ensure that all patent term extensions, supplemental protection certificates, or any of their equivalents for Exicure Patents and Collaboration Patents are obtained wherever legally permissible, and to the maximum extent available. If any election with respect to obtaining patent term extensions, supplemental protection certificates, or any of their equivalents is to be made, the Prosecuting Party will have the right to make such election and will notify the Non-Prosecuting Party at least ninety (90) days before any deadline applicable for applying for such patent term extension.
(d)    Dermelix Patents. Dermelix will have the right, and the obligation, to file, prosecute and maintain all Dermelix Patents and Dermelix SNA Patents related to this Agreement in the Territory at Dermelix’s cost and expense. Dermelix will keep Exicure informed of the course of the filing and prosecution of all Dermelix Patents and Dermelix SNA Patents related to this Agreement, or related proceedings (e.g., interferences, oppositions, reexaminations, reissues, revocations or nullifications) in the Territory, in a timely manner, and will take into consideration the advice and recommendations of Exicure. At Dermelix’s request, Exicure will provide Dermelix with reasonable free-of-charge assistance in prosecuting any such Dermelix Patents and Dermelix SNA Patents, including providing such data in Exicure’s Control that is, in Dermelix’s reasonable judgment, needed to support the prosecution of such Dermelix Patent or Dermelix SNA Patent.
(e)    Election not to File and Prosecute. Dermelix Patents or Dermelix SNA Patents. If Dermelix elects not to file, prosecute or maintain a Dermelix Patent or a Dermelix SNA Patent related to this Agreement in any country in the Territory, then it will notify Exicure in writing at least ninety (90) days before any deadline applicable to the filing, prosecution or maintenance of such Dermelix Patent or Dermelix SNA Patent, as the case may be, or any other date by which an action must be taken to establish or preserve such Dermelix Patent or Dermelix SNA Patent in such country or possession. Exicure may thereafter elect to file, prosecute, or maintain such Dermelix Patent or Dermelix SNA Patent at its cost and expense.
(f)    Patent Term Extension. Dermelix will be responsible for obtaining patent term extensions, supplemental protection certificates, or any of their equivalents wherever commercially reasonable for Dermelix Patents and Dermelix SNA Patents. Exicure will provide Dermelix free-of-charge with all relevant information, documentation and assistance in this

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respect as may reasonably be requested by Dermelix. Any such assistance, supply of information and consultation will be provided promptly and in a manner that will ensure that all patent term extensions, supplemental protection certificates, or any of their equivalents for Dermelix Patents and Dermelix SNA Patents are obtained wherever legally permissible, and to the maximum extent available. If any election with respect to obtaining patent term extensions, supplemental protection certificates, or any of their equivalents is to be made, Dermelix will have the right to make such election, and will notify Exicure at least ninety (90) days before any deadline applicable for applying for such patent term extension, supplemental protection certificates or any of their equivalents.
5.4    Enforcement of Patents.
(a)    Notice. If either party believes that an Exicure Patent, a Collaboration Patent, a Dermelix Patent or a Dermelix SNA Patent is being infringed by a third party or if a third party challenges any Exicure Patent, Collaboration Patent, Dermelix Patent or Dermelix SNA Patent as being invalid or unenforceable, then the party possessing such knowledge or belief will notify the other party in writing and provide it with details of such infringement or challenge that are known by such party.
(b)    Right to bring an Action. Each party (the “Owning Party”) will have the exclusive right to attempt to resolve any such infringement or challenge relating to its own Patents, including by filing an infringement suit, defending against such challenge or taking other similar action (each, an “Action”) and to compromise or settle such infringement or challenge. If the Owning Party does not intend to prosecute or defend such an Action, then the Owning Party will promptly inform the other party (the “Non-Owning Party”) in writing. If the Owning Party does not initiate an Action with respect to such an infringement or challenge within one hundred and eighty (180) days following written notice thereof, the Non-Owning Party will have the right to attempt to resolve such infringement or challenge. The party initiating such Action will have the sole and exclusive right to select counsel for any suit initiated by it pursuant to this Section 5.4(b).
(c)    Costs of an Action. Subject to the respective indemnity obligations of the parties set forth in Article 8, the party taking an Action under Section 5.4(b) will pay all costs and expenses associated with such Action, other than (subject to Section 5.4(e)) the costs and expenses of the other party if the other party elects to join such Action. Each party will have the right to join an Action relating to an Exicure Patent, a Collaboration Patent, a Dermelix Patent or a Dermelix SNA Patent taken by the other party at its own cost and expense.
(d)    Settlement. Neither party will settle or otherwise compromise any Action by admitting that any Exicure Patent, Collaboration Patent, Dermelix Patent or Dermelix SNA Patent is invalid or unenforceable without the other party’s prior written consent, and, in the case of Exicure, Exicure may not settle or otherwise compromise an Action in a way that adversely affects or would be reasonably expected to adversely affect Dermelix’s rights or benefits under this Agreement with respect to any Licensed Products, without Dermelix’s prior written consent.

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(e)    Reasonable Assistance. The party not enforcing or defending Exicure Patents, Collaboration Patents, Dermelix Patents or Dermelix SNA Patents will provide reasonable assistance to the other party, including providing reasonable access to relevant documents and other evidence and making its employees reasonably available, subject to the other party’s reimbursement of any reasonable out-of-pocket costs and expenses incurred on an on-going basis by the non-enforcing or non-defending party in providing such assistance.
(f)    Distribution of Amounts Recovered. Any amounts recovered by the party taking an Action pursuant to this Section 5.4, whether by settlement or judgment, will be allocated in the following order: (i) to reimburse the party taking such Action for any costs and expenses incurred; (ii) to reimburse the party not taking such Action for its costs and expenses incurred in such Action, if it joins such Action; and (iii) the remaining amount of such recovery will be allocated to Dermelix and deemed to be Net Sales for the Calendar Quarter in which the amount is paid, with Dermelix paying Exicure a royalty on such remaining amount based on the royalty rates set forth in Section 4.5.
5.5    Third Party Actions Claiming Infringement.
(a)    Notice. If a party becomes aware of any Third Party Action, that party will promptly notify the other party of all details regarding such claim or action that is reasonably available to such party.
(b)    Right to Defend. Dermelix will have the right, at its sole cost and expense, but not the obligation, to defend a Third Party Action described in Section 5.5(a) and, subject to Section 5.5(f), to compromise or settle such Third Party Action. If Dermelix declines or fails to assert its intention to defend such Third Party Action within sixty (60) days of receipt/sending of written notice under Section 5.5(a), then Exicure will have the right to defend such Third Party Action. The party defending such Third Party Action will have the sole and exclusive right to select counsel for such Third Party Action.
(c)    Consultation. The party defending a Third Party Action pursuant to Section 5.5(b) will be the “Controlling Party.” The Controlling Party will consult with the non-Controlling Party on all material aspects of the defense. The non-Controlling Party will have a reasonable opportunity for meaningful participation in decision-making and formulation of defense strategy. The parties will reasonably cooperate with each other in all such actions or proceedings. The non-Controlling Party will be entitled to be represented by independent counsel of its own choice at its own cost and expense.
(d)    Appeal. If a judgment in a Third Party Action is entered against the Controlling Party and an appeal is available, the Controlling Party will have the first right, but not the obligation, to file such appeal. If the Controlling Party does not desire to file such an appeal, it will promptly, in a reasonable time period (i.e., with sufficient time for the non-Controlling Party to take whatever action may be necessary) prior to the date on which such right to appeal will lapse or otherwise diminish, permit the non-Controlling Party to pursue such appeal at such non-Controlling Party’s own cost and expense. If applicable Law requires the

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other party’s involvement in an appeal, the other party will be a nominal party of the appeal and will provide reasonable cooperation to such party at such party’s cost and expense.
(e)    Costs of an Action. Subject to the respective indemnity obligations of the parties set forth in Article 8, the Controlling Party will pay all costs and expenses associated with such Third Party Action other than the costs and expenses of the other party if the other party elects to join such Third Party Action. Each party will have the right to join a Third Party Action defended by the other party, at its own cost and expense.
(f)    No Settlement Without Consent. Neither party will settle or otherwise compromise any Third Party Action by admitting that any Exicure Patent, Collaboration Patent, Dermelix Patent or Dermelix SNA Patent is invalid or unenforceable without the other party’s prior written consent, and, in the case of Exicure, Exicure may not settle or otherwise compromise a Third Party Action in a way that adversely affects or would be reasonably expected to adversely affect Dermelix’s rights and benefits hereunder with respect to Licensed Products, without Dermelix’s prior written consent.
ARTICLE 6 – CONFIDENTIALITY
6.1    Confidentiality Obligations. Each party will limit disclosure of Confidential Information received hereunder to its directors, officers, employees, Affiliates, Sublicensees, agents, consultants and representatives (collectively, “Representatives”) or to third parties in furtherance of the objectives of this Agreement, provided that any such Representatives or third parties are bound by obligations of confidentiality at least as restrictive as those set forth herein. Each party agrees that, for the Term and for [***] years thereafter, such party will, and will ensure that its Representatives and third parties will, keep completely confidential and not publish or otherwise use or disclose for any purpose except as expressly permitted under this Agreement any Confidential Information disclosed to it by or on behalf of the other party in connection with this Agreement, whether disclosed before or after the Effective Date.
6.2    Exceptions. The obligations set forth in Section 6.1 will not apply to any Confidential Information disclosed by a party hereunder to the extent that the receiving party can demonstrate that such information:
(a)    was already known to the receiving party or its Affiliates, other than under an obligation of confidentiality, at the time of disclosure;
(b)    was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;
(c)    became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement;

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(d)    was subsequently lawfully disclosed to the receiving party or its Affiliates by a third party without an obligation of confidentiality other than in contravention of a confidentiality obligation of such third party to the disclosing party; or
(e)    was developed or discovered by Representatives of the receiving party or its Affiliates who had no access to the Confidential Information of the disclosing party.
6.3    Permitted Uses.
(a)    Notwithstanding the foregoing obligations of confidentiality and non-use, a party may disclose the other party’s Confidential Information to the extent that such disclosure is reasonably necessary in connection with:
(i)    filing or prosecuting patent applications;
(ii)    prosecuting or defending litigation;
(iii)    conducting Clinical Trials under this Agreement;
(iv)    seeking Regulatory Approval of Licensed Products;
(v)    collaborating with patient organizations or biomedical experts seeking to advance knowledge for the benefit of the patient community; or
(vi)    complying with applicable Law.
(b)    In making any disclosures set forth in clauses (i) through (vi) above, the disclosing party will, where reasonably practicable, give such advance written notice to the other party of such disclosure requirement as is reasonable under the circumstances and will use Commercially Reasonable Efforts to cooperate with the other party in order to secure confidential treatment of such Confidential Information required to be disclosed. In addition, in connection with any permitted filing by either party with any Governmental Body, the filing party will endeavor to obtain confidential treatment of economic, trade secret information and such other information as may be reasonably requested by the other party, and will provide the other party with the proposed confidential treatment request with reasonable time for such other party to provide comments, and will include in such confidential treatment request all reasonable comments of the other party.
6.4    Publications. Publication strategy will be determined and managed by Dermelix. Exicure will not publish any information relating to any Licensed Products without Dermelix’s prior written consent, unless such information has already been publicly disclosed either prior to the Effective Date or after the Effective Date through no fault of Exicure or otherwise not in violation of this Agreement. Exicure will submit to Dermelix for its written approval any publication or presentation (including, but not limited to, in any seminars, symposia or otherwise) of any information related directly or indirectly to any Licensed Products for review and approval at least thirty (30) days prior to the date of submission for publication or presentation. Dermelix will not unreasonably withhold, delay or condition its consent to the

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publication. Lack of a written response within this thirty (30) day period will be deemed acceptance of the proposed publication. Dermelix will provide Exicure with a copy of any publication or presentation (including, but not limited to, in any seminars, symposia or otherwise) of any information related directly or indirectly to any Licensed Products at least thirty (30) days prior to the date of submission for publication or presentation.
6.5    Public Announcements. During the term of this Agreement, neither party hereto will issue or release, directly or indirectly, any press release, marketing material or other communication to or for the media or the public that pertains to this Agreement, any Licensed Product, or the transactions contemplated hereby (collectively, a “Press Release”) unless the content of such Press Release has been approved by the other party hereto, such approval not to be unreasonably withheld, delayed or conditioned; provided, however, that nothing contained in this Agreement will prevent or preclude either party from making such disclosures as may be required by applicable law, including, but not limited to, any disclosures required by applicable securities laws.
ARTICLE 7 – REPRESENTATIONS, WARRANTIES AND COVENANTS
7.1    Representations and Warranties. Each party represents and warrants to the other party that, as of the Effective Date:
(a)    such party is duly organized and validly existing under the Laws of the jurisdiction of its incorporation or organization;
(b)    such party has taken all action necessary to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;
(c)    this Agreement is a legal and valid obligation of such party, binding upon such party and enforceable against it in accordance with the terms hereof, except as enforcement may be limited by applicable bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles;
(d)    the execution, delivery and performance of this Agreement by such party does not conflict with, breach or create in any third party the right to accelerate, terminate or modify any agreement or instrument to which such party is a party or by which such party is bound, and does not violate any Law of any Governmental Body having authority over such party; and
(e)    such party has all right, power and authority to enter into this Agreement and to perform its obligations hereunder.
7.2    Additional Representations and Warranties of Exicure. Exicure represents and warrants to Dermelix that, as of the Effective Date:

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(a)    (i) Exicure owns or Controls all right, title and interest in and to the Exicure Technology; and (ii) Exicure has not previously licensed, assigned, transferred, or otherwise conveyed any right, title or interest in and to the Exicure Technology within the Field to any third party, including, but not limited to any rights to, any Licensed Product within the Field;
(b)    all tangible information and data provided by or on behalf of Exicure to Dermelix on or before the Effective Date in contemplation of this Agreement was and is true, accurate and complete in all material respects, and Exicure has not failed to disclose, or cause to be disclosed, any information or data that would cause the information and data that has been disclosed to be misleading in any material respect; and
(c)    to the actual knowledge of Exicure, neither the Exicure Technology nor any aspect thereof infringes or violates, and will not infringe or violate, any patents, trademarks, copyrights, trade secrets or other intellectual property rights of any third party within the Field in the Territory (including, but not limited to, any other intellectual property rights of Exicure or its Affiliates).
7.3    DISCLAIMER. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES, AND EACH PARTY DISCLAIMS, ANY AND ALL REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, WHETHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.
7.4    LIMITATIONS OF LIABILITY.
(a)    IN NO EVENT WILL EITHER PARTY OR ANY OF ITS AFFILIATES OR SUBLICENSEES BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES OR SUBLICENSEES FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING LOSS OF PROFITS, LOSS OF REVENUE, LOSS OF GOODWILL, LOSS OF DATA, LOSS OF BUSINESS, OR OTHER PECUNIARY LOSS, WHETHER BASED IN CONTRACT, WARRANTY, NEGLIGENCE OR OTHER TORT, STRICT LIABILITY OR OTHERWISE, ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREIN OR ANY BREACH HEREOF.
(b)    EACH PARTY’S MAXIMUM AGGREGATE LIABILITY TO THE OTHER PARTY FOR OR WITH RESPECT TO ANY CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREIN OR ANY BREACH HEREOF (WHETHER BASED IN CONTRACT, WARRANTY, NEGLIGENCE OR OTHER TORT, STRICT LIABILITY, PRINCIPLES OF INDEMNITY, THE FAILURE OF ANY LIMITED REMEDY TO ACHIEVE ITS ESSENTIAL PURPOSE OR OTHERWISE) WILL NOT EXCEED THE AMOUNTS PAID BY DERMELIX UNDER THIS AGREEMENT.

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(c)    THE LIMITATIONS OF LIABILITY CONTAINED IN THIS SECTION 7.4 WILL NOT APPLY TO (i) ANY BREACH BY EITHER PARTY OF THE TERMS OF ARTICLE 6 (CONFIDENTIALITY); OR (ii) ANY CLAIMS OF BODILY INJURY RESULTING FROM GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF EITHER PARTY OR (iii) ANY CLAIMS SUBJECT TO THE INDEMNIFICATION OBLIGATIONS OF ARTICLE 8.
ARTICLE 8 – INDEMNIFICATION; INSURANCE
8.1    Indemnification by Dermelix. Dermelix will indemnify, defend and hold Exicure and its Affiliates and each of their respective officers, directors, employees, agents, successors and assigns (collectively, the “Exicure Indemnitees”) harmless from and against any and all liabilities, damages, losses, costs and expenses (including, but not limited to, court costs, litigation expenses and reasonable attorneys’ fees) (collectively, “Losses”) that are actually incurred by or imposed upon any of the Exicure Indemnitees in connection with any third party claims, suits, actions, demands or judgments (collectively, “Claims”) to the extent that such Claims arise out of or result from: (a) the negligence, gross negligence or willful misconduct of Dermelix or any Dermelix Indemnitee (as hereinafter defined); (b) any breach or violation by Dermelix of its representations, warranties, covenants or other obligations set forth in this Agreement; and/or (c) any personal or bodily injury arising from the use of the Licensed Products or any substance, dosage composition or compound manufactured therefrom; provided, however, that in no event will this Section apply to any claim covered by Section 8.2 below.
8.2    Indemnification by Exicure. Exicure will indemnify, defend and hold Dermelix and its Affiliates and Sublicensees and each of their respective officers, directors, employees, agents, successors and assigns (collectively, the “Dermelix Indemnitees”) harmless from and against any and all Losses that are actually incurred by or imposed upon any of the Dermelix Indemnitees in connection with any third party Claims to the extent that such Claims arise out of or result from: (a) the negligence, gross negligence or willful misconduct of Exicure or any Exicure Indemnitee; (b) any breach or violation by Exicure of its representations, warranties, covenants or other obligations set forth in this Agreement; and/or (c) any allegation that any Licensed Product infringes upon or violates any patent, copyright, trade secret, trademark or other intellectual property right of any third party in the Territory (including, but not limited to, any other intellectual property rights of Exicure or its Affiliates); provided, however, that Exicure’s obligations pursuant to this Section 8.2 will not apply (i) to the extent that such claims or suits result from the negligence, gross negligence or willful misconduct of any of the Dermelix Indemnitees, or (ii) with respect to claims or suits arising out of a breach by Dermelix of its representations, warranties, or covenants set forth in this Agreement.
8.3    Notification of Claims; Conditions to Indemnification Obligations. As a condition to a party’s right to receive indemnification under this Article 8, it will (a) promptly notify the other party in writing as soon as it becomes aware of a Claim for which indemnification may be sought hereunder, (b) cooperate, and cause the individual indemnitees to cooperate, with the indemnifying party in the defense, settlement or compromise of such Claim, and (c) permit the indemnifying party to control the defense, settlement or compromise of such

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Claim, including the right to select defense counsel. In no event, however, may the indemnifying party compromise or settle any Claim in a manner that admits fault or negligence on the part of the indemnified party or any indemnitee, or that requires the indemnified party or any indemnitee to pay any money or take any action, without the prior written consent of the indemnified party. The indemnifying party will have no liability under this Article 8 with respect to claims or suits settled or compromised without its prior written consent, which consent will not be unreasonably withheld, delayed or conditioned.
8.4    Insurance.
(a)    During the Term, each party will obtain and maintain, at its sole cost and expense, insurance of the type and in amounts that are reasonable and customary in the pharmaceutical and biotechnology industry for companies engaged in activities comparable to the activities of such party hereunder. It is understood and agreed that this insurance will not be construed to limit either party’s liability with respect to its indemnification obligations hereunder. Each party will provide the other party upon reasonable request with a certificate evidencing the insurance such party is required to obtain and keep in force under this Section 8.4.
(b)    No later than thirty (30) days before Dermelix commences the first Clinical Trial for a Licensed Product or Commercializes a Licensed Product, during the Term of this Agreement, and for a period of [***] years thereafter, Dermelix will, at its sole cost and expense, obtain and maintain in full force and effect, comprehensive general liability insurance, including product liability insurance, protecting Exicure against all Claims, suits, obligations, liabilities, and damages, based upon or arising out of actual or alleged bodily injury, personal injury, death, or any other damage to or loss of persons or property, caused by any Development, manufacture, marketing, possession, use, sale, or other disposition or Commercialization of any Licensed Product by Dermelix or by any of its Affiliates, sublicensees or permitted assigns. Each such insurance policy or policies will name Exicure as an additional named insured.
ARTICLE 9 – TERM AND TERMINATION
9.1    Term and Expiration. The term of this Agreement (the “Term”) will commence on the Effective Date and, unless earlier terminated as provided in this Article 9, will continue in full force and effect, on a country-by-country and Licensed Product-by-Licensed Product basis, until the Royalty Term in such country with respect to such Licensed Product expires, at which time this Agreement will expire in its entirety with respect to such Licensed Product in such country and the terms of Section 9.6(c)(i) will apply.
9.2    Termination for Non-Achievement of Milestone. Exicure may terminate this Agreement in part with respect to the relevant Indication, with immediate effect if Dermelix should notify Exicure in writing that a Development Milestone Event shown in Section 4.2 for a given Indication is not “positive” and fails to pay the Development Milestone Payment associated with such milestone pursuant to Section 4.2(a).
9.3    Termination of Agreement by Dermelix for Convenience. At any time during the Term, Dermelix may, at its convenience, terminate this Agreement in its entirety immediately on

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(a) [***] days prior written notice to Exicure if the notice is given before the Regulatory Approval of the Licensed Products for the Primary Indication; or (b) [***] days’ prior written notice to Exicure if the notice is given after the Regulatory Approval of the Licensed Products for the Primary Indication.
9.4    Termination upon Material Breach. Either party will have the right to terminate this Agreement upon the failure of the other party to comply with any of the terms of this Agreement or otherwise discharge its duties hereunder in any material respect, or the breach by the other party of any of its representations or warranties herein in any material respect, if such failure or breach is not cured within [***] days of such breaching party’s receipt of written notice specifying the nature of such failure or breach with particularity.
9.5    Termination on Bankruptcy. Either party will have the right to terminate this Agreement upon the admission by the other party in writing of its inability to pay its debts generally as they become due, the making by the other party of an assignment for the benefit of its creditors, or the filing by or against such other party of any petition under any federal, state or local bankruptcy, insolvency or similar laws, if such filing has not been dismissed within [***] days after the date thereof.
9.6    Effects of Termination.
(a)    Continuing Obligations. In no event will any expiration or termination of this Agreement excuse either party from any breach or violation of this Agreement and full legal and equitable remedies will remain available therefor, nor will it excuse either party from making any payment due under this Agreement with respect to any period prior to the date of expiration or termination; provided, however, that in no event will Dermelix have any obligation to pay or reimburse Exicure for any Exicure Development Expenses incurred on or after the date of the notice sent under Section 9.2, Section 9.3 or Section 9.4 or the effective date of termination under Section 9.5.
(b)    Survival. Without limiting the foregoing, Article 1 (Definitions), Article 6 (Confidentiality), Article 8 (Indemnification; Insurance), Article 10 (Dispute Resolution), and Article 11 (Miscellaneous), as well as Section 4.10 (Royalty Reports and Records Retention), Section 4.11 (Late Payments), Section 4.12 (Audits), Section 4.13 (Taxes), Section 5.1 (Ownership of Intellectual Property), Section 7.2 (Additional Representations and Warranties of Exicure), Section 7.3 (Disclaimer), Section 7.4 (Limitations of Liability), and Section 9.6 (Effects of Termination), hereof will survive any expiration or termination of this Agreement for any reason.
(c)    Licenses.
(i)    Upon the expiration of the Term with respect to a Licensed Product, then, as of the effective date of such expiration and on a Licensed Product-by-Licensed Product, Indication-by-Indication, and country-by-country basis, the license from Exicure to Dermelix under Section 2.1 will convert to a fully paid, royalty free, irrevocable, perpetual, exclusive, and sublicensable license under the Exicure Technology and under Exicure’s rights in

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the Collaboration Technology to Develop, manufacture, have manufactured, use and Commercialize such Licensed Product in the Field in the country in question.
(ii)    Upon the termination of this Agreement by Dermelix under Section 9.3, Section 9.4 or Section 9.5 or by Exicure under Section 9.2 (solely for the relevant Indication being terminated), Section 9.4 or Section 9.5 (subject to the Sell-Off Period set forth in Section 9.6(c)(ii)(G)):
(A)    all licenses granted to Dermelix under Section 2.1 will terminate;
(B)    Dermelix will, upon written request by Exicure, transfer to Exicure (1) at Exicure’s cost and expense if the termination is by Dermelix under Section 9.4 or Section 9.5, or (2) at Dermelix’s cost and expense if the termination is by Exicure under Section 9.2, Section 9.4 or Section 9.5 or by Dermelix under Section 9.3, all regulatory documentation and Regulatory Approvals prepared or obtained by or on behalf of Dermelix prior to the date of such termination, to the extent related to Licensed Products and transferable;
(C)    Dermelix will, upon written request of Exicure, return to Exicure or, at Dermelix’s option, destroy, (1) at Exicure’s cost and expense if the termination is by Dermelix under Section 9.4 or Section 9.5, and (2) at Dermelix’s cost and expense if the termination is by Exicure under Section 9.2, Section 9.4 or Section 9.5 or by Dermelix under Section 9.3, all relevant records and materials in its possession or control containing or comprising the Exicure Know-How.
(D)    Exicure will, upon written request of Dermelix, return to Dermelix or, at Dermelix’s option, destroy, (1) at Exicure’s cost and expense if the termination is by Dermelix under Section 9.4 or Section 9.5, and (2) at Dermelix’s cost and expense if the termination is by Exicure under Section 9.2, Section 9.4 or Section 9.5 or by Dermelix under Section 9.3, all relevant records and materials in its possession or control containing or comprising the Dermelix Know-How.
(E)    Dermelix will, following consultation with Exicure and in Exicure’s reasonable discretion, (1) destroy or retain any and all Exicure Materials, including clinical supplies of Licensed Products, that are Controlled by Dermelix; or (2) transfer such materials (in whole or in part), at Dermelix’s cost, to Exicure (transportation and transfer costs to be (a) paid by Exicure if the termination is by Dermelix under Section 9.4 or Section 9.5; or (b) paid by Dermelix if the termination is by Exicure under Section 9.2, Section 9.4 or Section 9.5 or by Dermelix under Section 9.3).
(F)    The parties will wind down any ongoing Clinical Trials with respect to any Licensed Products, or at Exicure’s option, transfer such Clinical Trials to Exicure: (1) at Exicure’s cost and expense if the termination is by Dermelix under Section 9.4 or Section 9.5, and (2) at Dermelix’s cost and expense if the termination is by Exicure under Section 9.2, Section 9.4 or Section 9.5 or by Dermelix under Section 9.3, in which case Dermelix will transfer to Exicure, at its cost, the relevant clinical trial supplies of any Licensed Products.

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(G)    Following any expiration or termination of this Agreement, Dermelix and its Affiliates and Sublicensees will be entitled, for an additional period of [***] (the “Sell-Off Period”), on a non-exclusive basis, to continue to sell Licensed Products that have already been produced or manufactured or that are then in the process of being manufactured or produced. All such transactions will be subject to the continuing payment of all royalties under this Agreement. Any commercial inventory of Licensed Products remaining following such [***] period will be transferred to Exicure, at Dermelix’s cost.
(iii)    Upon any termination of this Agreement, each of Dermelix’s Sublicensees will continue to have the rights and license set forth in its sublicense agreements, which agreements will be automatically assigned and transferred to Exicure.
9.7    Partial Termination.
(a)    Dermelix will have the right to terminate this Agreement, on not less than [***] days prior written notice to Exicure, with respect to the Primary Indication and/or any Additional Indication selected by Dermelix under Section 2.4 or Section 2.5 if, after using Commercially Reasonable Efforts to develop a Licensed Product for such Indication, Dermelix should determine, in its sole discretion, that, for business, strategic or development reasons, the Licensed Product in question is not worth pursuing. (Each termination under this Section being referred to as a “Partial Termination”.) Notwithstanding the foregoing, Dermelix agrees to use Commercially Reasonable Efforts to develop the Primary Indication and each Additional Indication selected by Dermelix under Section 2.4 or Section 2.5, and not to terminate this Agreement as to any Indication without a valid or justifiable (with credible supporting evidence) scientific, medical, or business reason.
(b)    Upon any Partial Termination under this Section: (i) this Agreement shall continue in full force and effect with respect to any Indication that is not subject to such Partial Termination; (ii) Section 9.6(c)(ii) will apply, but only to the extent of the terminated Indication; and (iii) Dermelix will be entitled, at Dermelix’s option, to either (A) a refund of any portion of the Advance (if the terminated Indication is the Primary Indication) or the Option Exercise Fee (if the terminated Indication is an Additional Indication) paid by Dermelix under this Agreement to the extent that such Advance or Option Exercise Fee has not been applied against the Exicure Development Expenses or the Dermelix Development Expenses incurred in connection with that Indication as of the date of termination (collectively, the “Remaining Fees”); or (B) a credit of the Remaining Fees against any Exicure Development Expenses incurred in connection with any other Additional Indication selected by Dermelix under this Agreement.
(c)    If Dermelix should terminate this Agreement as to any Indication for [***] Examples of [***] The rights set forth in this Section 9.7(c) shall only apply and be exercisable [***] only for each Indication up to a maximum total of [***] times in the aggregate during the Term for all Indications, taken collectively as follows: [***] Dermelix will be required to exercise its rights under Section 9.7(c)(ii), if at all, within [***] days after the date on which this Agreement terminates as to the Indication in question. If and when exercised, such additional Option Right will be subject to all of the terms of this Agreement, including, but not limited to, the payment of an Option Exercise Fee with respect thereto.

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ARTICLE 10 – DISPUTE RESOLUTION
10.1    Disputes. The parties recognize that disputes as to certain matters may from time to time arise during the Term which relate to either party’s rights or obligations under this Agreement. It is the objective of the parties to establish under this Article 10 procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation. If the parties are unable to resolve such dispute, then either party may, by written notice to the other party, request that such dispute be submitted to the Executive Officers for resolution, with such resolution to occur, if at all, within thirty (30) days of their first consideration of such dispute. If the Executive Officers are unable to resolve such dispute within thirty (30) days of their first consideration of such dispute, then the dispute will be resolved by binding arbitration pursuant to Section 10.2.
10.2    Binding Arbitration. Any dispute, controversy or claim arising out of or relating to this Agreement, the subject matter hereof, or the interpretation, performance, breach or termination hereof (other than those alleging infringement or misappropriation of intellectual property rights, misappropriation of trade secrets or proprietary information, violation of confidentiality, or conduct that has or may result in irreparable harm or otherwise warrants an application for injunctive relief), that is not resolved by the parties as provided for in Section 10.1 will be arbitrated before the AAA at a location in New York, New York in accordance with its Commercial Arbitration Rules then in effect, subject to any modifications set forth in this Section. Any such arbitration will be conducted in the English language by a single arbitrator agreed upon by both parties or, if the parties cannot agree on the selection of an arbitrator within twenty-one (21) days from service of an arbitration demand, then AAA will appoint a single arbitrator as provided for in its Commercial Arbitration Rules then in effect. The arbitrator will apply the substantive laws of the State of New York and the arbitration will conform to the Federal Rules of Civil Procedure and Federal Rules of Evidence. The Federal Arbitration Act will govern the proceedings and substance of the dispute resolution. Costs of arbitration will be shared equally by the parties, except that the arbitrator may in his discretion impose all or part of the costs on one of the parties. All testimony will be transcribed, and any award will be accompanied by findings of fact and a statement of reasons for the decision. Judgment upon any award made in such arbitration may be entered and enforced in and by any court of competent jurisdiction. Any award by the arbitrator will be subject to all of the terms and conditions of this Agreement. The parties will treat as confidential any arbitration proceeding under this Section, including, but not limited to, demands for arbitration, submissions to the arbitrator, documents produced, any other pretrial discovery allowed by the arbitrator, evidence taken at a hearing, as well as the arbitrator’s decision and award.
10.3    Remedies for Temporary or Preliminary Injunctive Relief. No provision of this Section will limit the right of a party to secure temporary or preliminary injunctive relief from a court of competent jurisdiction before, after or during, the pendency of any arbitration. The exercise of any such remedy for temporary or preliminary injunctive relief does not waive the right of a party to arbitration as set forth in this Section. The institution and maintenance of any such action for temporary or preliminary injunctive relief will not constitute a waiver of the right

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of either party to submit a dispute, controversy or claim to arbitration if the other party contests such action for injunctive relief.
ARTICLE 11 – MISCELLANEOUS
11.1    Relationship of the Parties. Nothing in this Agreement is intended or will be deemed to constitute a partnership, agency, joint venture or employer-employee relationship between the parties. Neither party will hold itself out to third parties as possessing any power or authority to enter into any contract or commitment on behalf of the other party. Each party is an independent contractor with respect to the other. Neither party is granted any right or authority to assume or create any obligation or responsibility, express or implied, on behalf of, or in the name of the other party hereto, or to bind the other party hereto in any manner or with respect to anything, whatsoever.
11.2    Assignment.
(a)    Except as expressly provided herein, neither this Agreement nor any interest hereunder will be assignable, nor any other obligation delegable, by either party without the prior written consent of the other party. Notwithstanding the foregoing, either party may assign this Agreement or delegate its obligations in whole or in part without the need to obtain the consent of the other party to: (i) an Affiliate of such party; or (ii) a successor to all or substantially all of the business or assets of that party to which this Agreement relates, in connection with any merger, sale of stock, sale or transfer of business or assets or other similar transaction.
(b)    No assignment under this Section 11.2 will relieve the assigning party of any of its responsibilities or obligations hereunder; provided, however, that as a condition of such assignment, the assignee will be required to agree in writing to be bound by all of the obligations of the assigning party under this Agreement.
(c)    Subject to the foregoing, this Agreement will be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.
11.3    Further Actions. Each party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the intent and purposes of this Agreement.
11.4    Force Majeure. Neither party will be liable to the other party or be deemed to be in breach or default of its obligations under this Agreement for failure or delay in the performance of any of its obligations under this Agreement for the time and to the extent that such failure or delay is caused by or results from acts of God, earthquake, riot, civil commotion, terrorism, war, strikes, omissions or delays in acting by a governmental authority, acts of a government or an agency thereof or judicial orders or decrees or restrictions, or any other reason beyond the reasonable control of a party. The party affected by such event of force majeure will provide the other party with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the likely extent and duration of the interference with its activities)

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and will use Commercially Reasonable Efforts to overcome the difficulties created thereby and to resume performance of its obligations hereunder as soon as reasonably practicable.
11.5    No Trademark Rights. No right, express or implied, is granted by this Agreement to a party to use in any manner the name or any other trade name or trademark of the other party in connection with the performance of this Agreement or otherwise.
11.6    Entire Agreement; Amendments. This Agreement and the Appendices, Schedules and Exhibits hereto constitute and contain the entire understanding and agreement of the parties concerning the subject matter hereof and cancel and supersede any and all prior negotiations, correspondence, understandings and agreements between the parties, whether oral or written, regarding such subject matter. No waiver, modification or amendment of any provision of this Agreement will be valid or effective unless made in a writing referencing this Agreement and signed by a duly authorized officer of each party.
11.7    Captions. The captions included in this Agreement are for convenience only and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement.
11.8    Governing Law. This Agreement will be governed by and interpreted in accordance with the laws of the State of New York, notwithstanding any conflict of law principles to the contrary. The United Nations Convention on Contracts for the International Sale of Goods will not apply to this Agreement. Any action which in any way involves the rights, duties and obligations of either party hereto under this Agreement will be brought in the state or federal courts sitting in the Eastern District of New York, and the parties to this Agreement hereby submit to the personal jurisdiction of such courts. The parties waive any and all rights to have any dispute, claim or controversy arising out of or relating to this Agreement tried before a jury.
11.9    Notices and Deliveries. All notices, reports and other communications by one party to the other party under this Agreement will: (a) be in writing in the English language; (b) refer specifically to this Agreement; and (c) be sent by (i) personal delivery against a signed receipt therefor, (ii) certified mail, return receipt requested, first class postage prepaid, (iii) express national courier services providing evidence of delivery, (iv) electronic mail or facsimile transmission for which a confirmation of delivery is obtained; in each case to the respective address specified below (or to such updated address as may be specified in writing by one party to the other party from time to time in accordance with this Section).

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If to Dermelix, addressed to: Dermelix, LLC 275 7th Avenue, Suite 710 New York, NY 10011 Attn: Nicholas France, Chief Executive Officer Email:[***] Fax: ______________________

with copies, sent as provided herein, to:

[***] Fox Rothschild LLP 2000 Market Street 20th Floor Philadelphia, PA 19103-3222 Email: [***] Fax: 215-299-2150

If to Exicure, addressed to:

Exicure, Inc. 8045 Lamon Avenue Suite 410 Skokie, IL 60077 Attn: Matthias Schroff, Chief Operating Officer Email:[***] Fax: 847-556-6411

with copies, sent as provided herein, to:

[***] Faber Daeufer & Itrato PC 890 Winter Street Suite 315 Waltham, MA 02451 Email: [***] Fax: 781-795-4747
Each notice, report or other communication will be deemed to have been delivered (A) upon receipt if delivered in person; (B) five (5) business days after it is sent by certified mail, return receipt requested, postage prepaid; (C) three (3) business days after it is sent via a reputable national courier service; or (D) when transmitted with electronic confirmation of receipt, if transmitted by facsimile or other electronic transmission (if such transmission is on a business day, otherwise on the next business day following the date of such transmission).
11.10    Waiver. A waiver by either party of any of the terms and conditions of this Agreement in any instance will not be deemed or construed to be a waiver of such term or condition for the future, or of any other term or condition hereof. All rights, remedies,

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undertakings, obligations and agreements contained in this Agreement will be cumulative and none of them will be in limitation of any other remedy, right, undertaking, obligation or agreement of either party.
11.11    Severability. When possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable Law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement. The parties will make a good faith effort to replace the invalid or unenforceable provision with a valid one which in its economic effect is most consistent with the invalid or unenforceable provision.
11.12    Interpretation. The words “include,” “includes” and “including” will be deemed to be followed by the phrase “without limitation.” All references herein to Sections, Appendices, Exhibits and Schedules will be deemed references to Sections of, and Appendices, Exhibits and Schedules to, this Agreement unless the context will otherwise require. Unless the context otherwise requires, countries will include territories.
11.13    Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. A facsimile or a portable document format (PDF) copy of this Agreement, including the signature pages, will be deemed an original.
11.14    Currency. All sums set forth in this Agreement and any Appendices, Exhibits or Schedules hereto are, and are intended to be, expressed in U.S. Dollars, unless the parties otherwise agree in writing.
11.15    Appendices, Exhibits and Schedules. All Appendices, Exhibits and Schedules referenced in this Agreement are hereby incorporated by reference into, and made a part of, this Agreement.
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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the Effective Date.

EXICURE, INC. By: /s/ David Giljohann Name: David Giljohann [Print/Type] Title: CEO	DERMELIX, LLC, d/b/a Dermelix Biotherapeutics By: /s/ Nicholas P. France Name: Nicholas P. France [Print/Type] Title: C.E.O.

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SCHEDULE 1
List of Exicure Patents

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE EXICURE, INC. HAS DETERMINED THAT SUCH INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX A
Development Plan
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APPENDIX B
List of Indications Subject to Option Rights

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